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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Nos. 33-92438, 333-42279, 333-71623, 333-11129, 333-77357, 333-38570 and 333-58572.

                                              /s/ Arthur Andersen LLP

Seattle, Washington,
March 26, 2002